UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2014

ACCELPATH, INC
(Exact name of registrant as specified in
its charter)

Delaware	000-27023	45-5151193
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

850 3rd Avenue, Suite 16C, NYC, NY 10022

(Address of principal executive offices and zip code)

(212)994-9875

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws.

On April 4, 2014, the Company filed a Certificate of Amendment to its Certificate of Incorporation, with the Delaware Secretary of State.  The Amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware as set forth in the Schedule 14C filed with the Securities and Exchange Commission on May 13, 2013.

Pursuant to the Certificate of Amendment (as corrected) ,  the total number of shares of all classes which the Corporation shall have the authority to issue 10,000,000,000 shares , of which 9,995,000,000 shares shall be designated as “Common Shares”, $0.001 par value per share and 5,000,000 shares shall be designated “Preferred Shares” , $0.001 par value per share.

The following exhibit is filed with this report:

Exhibit No.	Description of Exhibit
3.6a	Certificate of Amendment to Certificate of Incorporation, filed on April 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCELPATH, INC.

By:	/s/ Gilbert Steedley
Chief Executive Officer

Date: April 4, 2014

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